UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 29, 2026

Date of Report (Date of earliest event reported)

LIMINATUS PHARMA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42626	93-2710748
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2251 Stern Goodman Street, Suite E, Fullerton, CA	92833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 273-5453

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIMN	The Nasdaq Stock Market LLC
Warrants	LIMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On June 29, 2026, Liminatus Pharma, Inc. (the “Company”), InnocsAI LLC, a Delaware limited liability company (“InnocsAI”), and NamChul Jung, an individual, as the representative of the members of InnocsAI, entered into an Amended and Restated Merger Agreement (the “Amended and Restated Merger Agreement”), which amends and restates in its entirety the Merger Agreement, dated as of May 17, 1026, by and among the Company, InnocsAI and Mr. Jung (the “Original Merger Agreement”). Pursuant to the Amended and Restated Merger Agreement, the Company and InnocsAI agreed to revise the structure of the previously announced transaction to allow closing prior to obtaining stockholder approval and to provide that the 1,600,000,000 shares of the Company’s common stock representing merger consideration shares to be paid to the members of InnocsAI in the Merger (as defined below) will be paid in a combination of shares of the Company’s common stock and newly designated non-voting convertible preferred stock. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Amended and Restated Merger Agreement.

Consistent with, and unchanged from, the Original Merger Agreement, the Amended and Restated Merger Agreement provides that, subject to the terms and conditions set forth therein, InnocsAI will merge with an into a new wholly-owned Delaware subsidiary of the Company (“Merger Sub”), the separate corporate existence of the Company will cease and Merger Sub will continue as the surviving corporation (the “Merger”).

Upon closing of the Merger, the existing members of InnocsAI will receive shares of the Company’s common stock representing up to the maximum amount issuable without prior stockholder approval under applicable Nasdaq Stock Market LLC (“Nasdaq”) listing rules (or an estimated 19.99% of the Company’s outstanding common stock immediately prior to the Merger closing). The balance of the merger consideration shares will consist of shares of the Company’s newly designated Series A Non-Voting Convertible Preferred Stock (“Series A Preferred Stock”), with the rights, preferences, powers and privileges specified in the Certificate of Designation (as defined below). Each share of Series A Preferred Stock will be convertible into 10,000 shares of common stock. The Series A Preferred Stock will not be convertible into common stock unless and until the Company has obtained stockholder approval for the issuance of the underlying common shares to the extent required under applicable Nasdaq listing rules.

Pursuant to the Amended and Restated Merger Agreement, the Company intends to hold a meeting of its stockholders to, among other things, approve the issuance of the Company’s common stock issuable upon conversion of the Series A Preferred Stock.

The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Ancillary Agreements

On June 29, 2026, in connection with the Amended and Restated Merger Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the existing members of InnocsAI, pursuant to which the Company has agreed to provide such holders with “piggy-back” and Form S-3 registration rights, covering shares of common stock (including shares issuable upon conversion of preferred stock) received in the Merger. The Company has agreed to bear the registration expenses.

On June 29, 2026, in connection with the Amended and Restated Merger Agreement, InnocsAI, for the benefit of the Company and its affiliates, successors and subsidiaries, entered into a non-competition and non-solicitation agreement (the “Non-Compete Agreement”) with certain key employees of InnocsAI, pursuant to which each subject party has agreed not to compete with or solicit the employees, customers, or suppliers of the Company and its affiliates for two years after the merger closing, and to maintain confidentiality regarding company information.

The foregoing description of the Registration Rights Agreement and the Non-Compete Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement and the Non-Compete Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 2, 2026, the Company, InnocsAI, and Merger Sub consummated the Merger described in Item 1.01 above, pursuant to which the Company acquired InnocsAI.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the Merger, the Company issued to the former members of InnocsAI an aggregate of 11,188,729 shares of common stock and an aggregate of 158,881.1271 shares of Series A Preferred Stock.

The information set forth in Item 1.01 is incorporated herein by reference. The issuance of the common stock and Series A Preferred Stock has been made pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s certificate of incorporation, as amended, authorizes the Company to issue 1,000,000 shares of preferred stock, par value $0.0001 share, issuable from time to time in or more series (“Preferred Stock”). On July 2, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”), which sets forth the rights, preferences, and privileges of the Series A Preferred Stock. One hundred sixty thousand (160,000) shares of Series A Preferred Stock were authorized under the Certificate of Designation.

Each share of Series A Preferred Stock will be convertible, at the option of the holder thereof, into 10,000 shares of the Company’s common stock, subject to adjustment. The Series A Preferred Stock may not be converted into shares of the Company’s common stock unless and until the Company’s stockholders approve the issuance of common stock upon conversion of the Series A Preferred Stock in accordance with the applicable Nasdaq listing rules.

Holders of the Series A  Preferred Stock shall be entitled to receive dividends, on an as-if convertible basis, of any dividends payable on the Company’s common stock. The Series A Preferred Stock ranks on parity with the common stock. In the event of any voluntary or involuntary liquidation, dissolution, or winding up, or sale of the Company, each holder of Series A Preferred Stock shall be entitled to receive its pro rata portion of an aggregate payment equal to the amount as would be paid on the Company’s common stock issuable upon conversion of the Series A Preferred Stock, determined on an as-converted basis.

Other than those rights provided by law or the Certificate of Designation, the Series A Preferred Stock has no voting rights. The Series A Preferred Stock is not redeemable.

The foregoing summary of the Certificate of Designation is not complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which was filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Amended and Restated Merger Agreement, dated June 29, 2026, by and among Liminatus Pharma, Inc., InnocsAI LLC and NamChul Jung, as the Members’ Representative.
3.1	Certificate of Designation of Series A Non-Voting Convertible Preferred Stock effective as of July 2, 2026.
3.2	Certificate of Merger of InnocsAI LLC and InnocsAI Merger Sub, Inc. effective as of July 2, 2026.
10.1	Registration Rights Agreement, dated as of June 29, 2026, by and among Liminatus Pharma, Inc. and certain other persons party thereto.
10.2	Non-Competition and Non-Solicitation Agreement, dated as of June 29, 2026, by and between InnocsAI LLC and certain other persons party thereto.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Certain statements made in this Current Report are forward-looking statements within the meaning of applicable securities laws. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s and InnocsAI’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that the required approval of the stockholders of the Company is not obtained; the Company’s need for additional capital to fund its planned programs and operations and to continue to operate as a going concern; performance of the Company’s and InnocsAI’s business; failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in consummating the proposed transactions; risks relating to the Company’s sources of cash and cash resources; risks relating to the Company’s ability to manage future growth; the effects of competition on the Company’s future business; the Company’s ability to maintain compliance with the Nasdaq continued listing requirements in order to prevent its common stock from being delisted; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries involving the Company; the impact of pandemics, global conflicts, the global economic status or tariffs on the Company’s or the Company’s business; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 31, 2026, and other documents of the Company filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). The Company and InnocsAI do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The proposed transactions will be submitted to stockholders of the Company for their consideration and approval. The Company intends to file a preliminary proxy statement with the SEC in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the proposed transactions and other matters as described in the proxy statement. After the proxy statement is filed and has cleared SEC comments, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about the Company, InnocsAI and the proposed transactions. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

The Company, InnocsAI and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transactions will be set forth in the proxy statement to be filed with the SEC in connection with the transactions. You can find more information about the Company’s directors and executive officers and their ownership of shares of common stock of the Company in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 31, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any proposed transaction. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026

LIMINATUS PHARMA, INC.

	By:	/s/ Chris Kim
	Name:	Chris Kim
	Title:	Chief Executive Officer